Income taxes	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income taxes
8. Income taxes
Before May 12, 2022, the ProFrac Predecessor entities were organized as limited liability companies or a limited partnership and were treated as either a disregarded entity or a partnership for U.S. federal income tax purposes, whereby the ordinary business income or loss and certain deductions were passed-through and reported on the members’ income tax returns. As such, the Company was not required to account for U.S. federal income taxes in the consolidated financial statements. Certain state income-based taxes are imposed on the Company which are reflected as income tax expense or benefit in historical periods. In connection with the IPO in May 2022, the
Company reorganized and ProFrac LLC became partially owned by ProFrac Corp., a
C-Corporation.
ProFrac Corp. is a taxable entity and is required to account for income taxes under the asset and liability method for periods subsequent to May 12, 2022.
During the first six months of 2022, ProFrac LLC and its members completed the acquisition of FTSI, a
C-Corporation.
Through a series of transactions, ProFrac LLC obtained ownership of all of the assets and liabilities of FTSI, but the FTSI
C-Corporation
legal entity was owned by the ProFrac LLC members. In connection with the IPO, the FTSI
C-Corporation
legal entity merged with a subsidiary of ProFrac Corp., which inherited the tax attributes of the FTSI legal entity.
As of June 30, 2022, the Company had approximately $158.3 million of net deferred tax assets. The deferred tax assets are driven by the outside basis difference between tax and GAAP in the Company’s outside basis in ProFrac LLC (including $22.7 million subject to the Tax Receivable Agreement), generated by both the FTSI transaction and the IPO. We have recorded a valuation allowance on the Company’s net deferred tax assets based on our assessment that it is more likely than not that the deferred tax assets will not be realized, with the exception of certain deferred tax assets that are expected to be utilized in the 2022 tax year of approximately $4.1 million. This valuation allowance assessment is based on the cumulative losses incurred by the Company in recent years. A change in our assessment could cause a decrease to the valuation allowance, which could materially impact our results of operations.
The Company’s effective tax rate (“ETR”) from continuing operations is expected to be 4.9% for tax year 2022. After consideration of a 2.4% net state tax rate (inclusive of the Texas Margin tax), the majority of the remaining difference between the federal corporate income tax rate of 21% and our effective tax rate is related to the income that is earned within the financial statement consolidated group that is not subject to tax within the financial statement consolidated group. This is due to the Company not being subject to tax prior to IPO, as well as the amount of post-IPO
income that is attributable to the Class B shareholders. As such, the Company’s income tax expense for the six months ended June 30, 2022 is $4.9 million.
ProFrac LLC is obligated to make cash distributions to PFH Unit holders to fund their respective income tax liabilities relating to their share of the income of ProFrac LLC. At June 30, 2022, the Company recorded a liability for accrued distributions of $15.6 million to be made to redeemable noncontrolling interest holders to fund their estimated tax payments.